Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: January 1 – February 7, 2010

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No
Cash disbursements journals		No
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Blake Tohana	March 1, 2010
Signature of Authorized Individual*	Date

Blake Tohana	EVP + CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: January 1 – February 7, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	4,397,351	0		52,719,420	57,116,771		801,229
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE							90,752
LOANS AND ADVANCES
SALE OF ASSETS							87,520,438
OTHER (ATTACH LIST)	1,348,722			180	1,348,902		32,329,713
TRANSFERS (FROM DIP ACCTS)	5,232,304			748	5,233,052		61,500,527

TOTAL RECEIPTS	6,581,026			928	6,581,954		181,441,430

NET PAYROLL	208,253				208,253		2,729,019
PAYROLL TAXES	171,129				171,129		1,756,533
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	1,874				1,874		58,390
INSURANCE	1,300,791				1,300,791		11,730,578
ADMINISTRATIVE	236,027			604	236,631		5,759,648
SELLING
OTHER (ATTACH LIST)	2,818,529			405,561	3,224,090		72,375,311

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)	2,800,748			232,304	3,033,052		14,907,655

PROFESSIONAL FEES	2,358,233			802,500	3,160,733		20,501,813
U.S. TRUSTEE QUARTERLY FEES	4,849				4,849		66,389
COURT COSTS
TOTAL DISBURSEMENTS	9,900,433			1,440,969	11,341,402		129,885,336

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(3,319,407)			(1,440,041)	(4,759,448)		51,556,094

CASH - END OF MONTH	1,077,944			51,279,379	52,357,323		52,357,323

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS (LESS TRANSFERS TO OTHER ACCOUNTS)		$11,341,402
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$3,033,052
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$8,308,350

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: January 1 – February 7, 2010

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
BALANCE PER BOOKS	#	#	#	#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount

OTHER (RECEIPTS)
Foreign Exchange Revaluation		(14,935)
Funding from various business units		1,234,705
ATM Revenue net of fees		25,218
Pepsi Sponsorship Revenue		21,511
Various cash receipts		4,442
GST Refund		11,523
Return premium on insurance policy		49,555
State Tax Refund		16,703
Earned Interest								180

OTHER (DISBURSEMENTS)
401K payments/advances		269,086
Employee Travel Expenses		32,032
DIP Loan interest payment		277,772
BMO letter of credit fees and interest payment		549,081
Sunshine Millions Horse Transportation		105,000
Forest City Capital Contribution		1,081,706
Forest City shared costs		430,165
Directors retainer fee		73,687
Remington Park pre-petition payables								405,561

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: January 1 – February 7, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
FTI Consulting, Inc.	Jan 1 — Jan 31, 2010	$172,457	Magna Entertainment Corp.	Wire Payment	01/11/2010	$165,000	$7,457
FTI Consulting, Inc.	Feb 1 — Feb 28, 2010	$195,399	Magna Entertainment Corp.	Wire Payment	02/05/2010	$165,000	$30,399	$1,981,375	$168,648
Kramer Levin Naftalis & Frankel LLP	Jul 1 —Nov 30, 2009	$257,592	Magna Entertainment Corp.	Wire Payment	01/13/2010	$252,630	$4,962	$2,571,468	$133,961
Richards Layton & Finger, P.A.	Oct 1 — Oct 31, 2009	$47,733	Magna Entertainment Corp.	Wire Payment	01/06/2010	$42,909	$4,824	$281,250	$28,103
Weil, Gotshal & Manges LLP	Sep 1 — Sep 30, 2009	$691,974	Magna Entertainment Corp.	Wire Payment	01/06/2010	$676,403	$15,571
Weil, Gotshal & Manges LLP	Oct 1 — Oct 31, 2009	$500,447	Magna Entertainment Corp.	Wire Payment	01/21/2010	$477,639	$22,808	$4,402,758	$136,109
Miller Buckfire & Co., LLC	Oct 1 — Oct 31, 2009	$126,170	Magna Entertainment Corp.	Wire Payment	01/06/2010	$120,000	$6,170
Miller Buckfire & Co., LLC	1% Brokerage Fee on Sale of Remington Park	$802,500	Magna Entertainment Corp.	Wire Payment	01/08/2010	$802,500		$1,863,145	$163,634
Osler, Hoskin & Harcourt LLP	Oct 1 — Oct 31, 2009	$9,821	Magna Entertainment Corp.	Wire Payment	01/06/2010	$7,848	$1,973	$950,683	$24,466
Alix Partners, LLC								$195,774	$46,249

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: January 1 – February 7, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Blackstone Advisory Services L.P.	Oct 1 — Oct 31, 2009	$120,581	Magna Entertainment Corp.	Wire Payment	01/13/2010	$120,000	$581
Blackstone Advisory Services L.P.	20% Holdback Fees from Jul 1 — Oct 31, 2009	$120,000	Magna Entertainment Corp.	Wire Payment	01/19/2010	$120,000		$1,193,199	$41,316
Kurtzman Carson Consultants LLC	Nov 1 — Nov 30, 2009	$77,509	Magna Entertainment Corp.	Wire Payment	01/27/2010	$34,054	$43,455	$1,119,203	$99,758
Pachulski, Stang, Ziehl & Jones LLP								$102,902	$17,267
Fasken Martineau DuMoulin LLP								$108,039	$816
The Garden City Group, Inc.	Aug 1 — Nov 30, 2009	$6,137	Magna Entertainment Corp.	Wire Payment	02/07/2010	$6,112	$25	$16,103	$144
Mayer Brown LLP	Nov 1 — Nov 30, 2009	$16,375	Magna Entertainment Corp.	113981	01/26/2010	$16,375		$176,864	$5,341
Young Conaway Stargatt & Taylor, LLP								$67,323	$7,944
Sidley Austin LLP								$4,076,966	$239,609

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: January 1 – February 7, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Davies Ward Phillips & Vineberg LLP								$150,202	$5,204
Shearman & Sterling LLP								$8,683
Illumina Partners Inc.								$100,280	$989
Drinker Biddle & Reath LLP	Mar 5 — Nov 30, 2009	$16,038	Magna Entertainment Corp.	113999	02/05/2010	$15,356	$682	$15,356	$682

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: January 1 — February 7, 2010

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising	12,376	152,865
Auto and Truck Expense
Bad Debts		3,354
Contributions
Employee Benefits Programs	41,476	405,398
Insider Compensation*	137,792	1,251,588
Insurance	148,026	1,593,983
Management Fees/Bonuses	(1,455,867)	(9,434,229)
Office Expense	20,978	52,107
Pension & Profit-Sharing Plans
Repairs and Maintenance	19,196	248,160
Rent and Lease Expense	28,410	332,282
Salaries/Commissions/Fees	217,398	2,884,933
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	41,039	579,071
Utilities
Other (attach schedule)	120,852	2,774,594
Total Operating Expenses Before Depreciation	(668,324)	844,106
Depreciation/Depletion/Amortization	1,074,637	9,383,865
Net Profit (Loss) Before Reorganization Items	(406,313)	(10,227,971)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(25,401)	(340,728)
Interest Expense	2,672,804	28,447,437
Other Expense (attach schedule)	84,425	2,077,511
Net Profit (Loss) Before Reorganization Items	(3,138,141)	(40,412,191)
REORGANIZATION ITEMS
Professional Fees	386,925	18,602,628
U.S. Trustee Quarterly Fees		51,264
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Remington Park	54,005,540	54,005,540
Other Reorganization Expenses (attach schedule)	29,500	117,077
Total Reorganization Expenses	(53,589,115)	(35,234,571)
Income Taxes		4,621,440
Net Profit (Loss)	$50,450,974	$(9,799,060)

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: January 1 — February 7, 2010

STATEMENT OF OPERATIONS - continuation sheet

	Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY

Other Expenses
Write Off of Deferred costs		825,864
TVG Litigation costs	84,425	1,251,647

Other Operational Expenses

Other Income
ATM Revenues	25,222	294,299
Other Miscellanceous	179	6,429
Sponsorship Revenue		40,000

Other Operating Expenses
Memberships & Subscriptions	4,242	56,211
Audit Fees		(107,588)
Tax Fees	42,941	670,989
Legal Expenses	(25,145)	392,352
Consulting Fees	17,047	245,092
Shareholder Info	4,969	105,843
Trademarks & Logos	153	11,766
Filing & Lobbying	1,095	150,220
MSI Intercompany Fees	53,532	528,454
Bank Service Charges	28,385	253,543
Recruiting		60,000
Foreign Exchange (Gain) / Loss	(6,367)	407,712
Other Reorganization Expenses
Air and Ground Travel		3,547
Meals		155
Office Expense		35
Insurance Service Fees		24,840
E&Y Bankruptcy Retention Fees		59,000
Property Appraisal & valuation Fees	29,500	29,500

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: January 1 — February 7, 2010

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	1,083,150	806,435
Restricted Cash and Cash Equivalents (see continuation sheet)	51,279,378
Accounts Receivable (Net)	486,277	539,865
Notes Receivable
Inventories
Prepaid Expenses	3,058,913	4,201,995
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$55,907,718	$5,548,295
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	10,988,926	10,972,271
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	(9,553,536)	(9,299,978)
TOTAL PROPERTY & EQUIPMENT	$1,435,390	$1,672,293
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)	1,015,689,115	1,023,855,318
TOTAL OTHER ASSETS	$1,015,689,115	$1,023,855,318
TOTAL ASSETS	$1,073,032,223	$1,031,075,906

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	1,543,204
Taxes Payable (refer to FORM MOR-4)
Wages Payable	5,861
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments	23,466,400
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)	8,617,920	6,269,666
TOTAL POSTPETITION LIABILITIES	$33,633,385	$6,269,666
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	237,710,533	216,123,174
Priority Debt
Unsecured Debt	228,342,268	225,537,969
TOTAL PRE-PETITION LIABILITIES	466,052,801	441,661,143

TOTAL LIABILITIES	$499,686,186	$447,930,809
OWNER EQUITY
Capital Stock	701,630,421	701,630,421
Additional Paid-In Capital	4,149,000	4,149,000
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(122,634,324)	(122,634,324)
Retained Earnings - Postpetition	(9,799,060)
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$573,346,037	$583,145,097
TOTAL LIABILITIES AND OWNERS EQUITY	$1,073,032,223	$1,031,075,906

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: January 1 — February 7, 2010

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets
Investments in subsidiaries	513,952,336	523,543,107
Income Taxes Receivable	11,164,208	13,110,591
Deferred taxes Receivable	89,794,850	89,781,850
Other Assets	11,514,264	8,178,857
Intercompany Receivable from MEC Holdings (USA) Inc.	(2,741,516)	3,769,683
Intercompany Payable to MEC Holdings (Canada) Inc.	(425,649)	(358,867)
Intercompany Receivable from MEC Dixon Inc.	12,403,729	15,335,309
Intercompany Receivable from Magna Racino	530,940	484,635
Intercompany Receivable from Santa Anita Co. Inc.	75,006,183	72,999,028
Intercompany Payable to San Luis Rey Downs	(6,934,498)	(7,106,529)
Intercompany Payable to Pacific Racing	1,269,917	(1,406,389)
Intercompany Payable to Bay Meadows	(23,809,872)	(23,818,104)
Intercompany Receivable from Lone Star Park	5,943,277	1,909,994
Intercompany Receivable from Gulfstream Park	102,603,098	105,212,712
Intercompany Receivable from GPRA Training Center	79,857,112	79,655,973
Intercompany Receivable from GPRA Commercial Enterprises Inc.	29,790,946	17,930,982
Intercompany Payable to Sunshine Meadows Racing	(1,602,019)	(458,456)
Intercompany Receivable from MJC Laurel Park	36,570,524	34,313,644
Intercompany Receivable from MJC Pimlico	16,857,720	13,486,004
Intercompany Receivable from MJC Bowie	793,478	789,365
Intercompany Receivable from Remington Park		20,986,871
Intercompany Receivable from Thistledown	15,913,416	12,843,147
Intercompany Payable to MEC Racing Pennsylvania Inc.	(2,675,202)	(2,814,367)
Intercompany Receivable from Pennsylvania Racing Services Inc.	3,230,113	3,403,680
Intercompany Receivable from MEC Oregon Racing	13,989,002	13,004,877
Intercompany Receivable from Multnomah	800,822	800,822
Intercompany Receivable from MI Racing Inc.	18,513,468	18,541,298
Intercompany Receivable from DLR Inc.	1,001,180	1,001,081
Intercompany Receivable from OTL Inc.	115,637	115,552
Intercompany Payable to MGE	(21,170,107)	(20,780,578)
Intercompany Receivable from MI Developments	515,724	983,490
Intercompany Receivable from 1180482 Ontario Inc.	2,169	2,169
Intercompany Receivable from MEC Bedding	10,290,027	10,273,706
Intercompany Receivable from MEC Land Holdings	8,940,621	8,940,621
Intercompany Payable to Palm Meadows Residential	(1,920,119)	(1,920,119)
Intercompany Payable to XpressBet	(21,956,508)	(22,065,651)
Intercompany Receivable from HRTV	35,908,662	36,759,971
Intercompany Payable to Fontana Housing	(26,217,916)	(27,682,115)
Intercompany Receivable from SBI	230,300	230,300
Intercompany Receivable from MEC Maryland Investment Inc.	18,027,915	18,027,915
Intercompany Receivable from MEC NY Acquisitions, Inc.	9,330	9,330
Intercompany Receivable from Amtote	9,601,553	5,839,929

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: January 1 — February 7, 2010

BALANCE SHEET - continuation sheet

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Audit Accrual	186,276	471,172
Tax Accrual	412,917	269,166
Group RSP	58,080	38,183
Due to Magna International Inc.	984,652	1,109,176
Interest Accrual on Convertible Debentures	4,058,333	3,855,417
Estimated IBNR	7,000	7,000
NTRA Dues	69,041	—
Severance Accrual	158,265	162,619
Legal Accrual	247,706	79,500
FSA Employee Deductions	—	275
ATM Settlement for the Tracks	—	7,344
Consulting Fees	—	9,814
Zurich Claim service fee	—	50,000
Directors Fees	—	210,000
Bankruptcy Professional Fees Accrual	2,435,650	—
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: January 1 — February 7, 2010

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	144,702		20,875	227,876	1,149,751	1,543,204
Wages Payable	5,861					5,861
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	23,466,400					23,466,400
Professional Fees
Amounts Due to Insiders*
Other: Accrued Liabilities	8,617,920					8,617,920
Other:
Total Postpetition Debts	32,234,883		20,875	227,876	1,149,751	33,633,385

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: January 1 — February 7, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	359,052
+ Amounts billed during the period	138,748
- Amounts collected during the period	11,523
Total Accounts Receivable at the end of the reporting period	486,277

Accounts Receivable Aging
0 - 30 days old	138,748
31 - 60 days old	193,119
61 - 90 days old	45,942
91+ days old	108,468
Total Accounts Receivable	486,277
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	486,277

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

1. SALE OF REMINGTON PARK CLOSED JANUARY 1, 2010